THIS NOTE AND THE SECURITIES ISSUABLE UPON ITS EXERCISE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES STATUTES OR REGULATIONS, AND MAY NOT BE TRANSFERRED OR SOLD UNLESS (i) A REGISTRATION STATEMENT UNDER SUCH ACT IS THEN IN EFFECT WITH RESPECT THERETO, (ii) A WRITTEN OPINION FROM COUNSEL FOR THE ISSUER OR OTHER COUNSEL FOR THE HOLDER REASONABLY ACCEPTABLE TO THE ISSUER HAS BEEN OBTAINED TO THE EFFECT THAT NO SUCH REGISTRATION IS REQUIRED OR (iii) A “NO ACTION” LETTER OR ITS THEN EQUIVALENT HAS BEEN ISSUED BY THE STAFF OF THE SECURITIES AND EXCHANGE COMMISSION WITH RESPECT TO SUCH TRANSFER OR SALE.

STEELCLOUD, INC.

PROMISSORY NOTE

$1,100,000	July 2, 2010

STEELCLOUD, INC., a Virginia corporation (the “Company”), for value received, hereby promises to pay to the order of CLIPPER INVESTORS LLC, an Illinois limited liability company (the “Holder”), or its registered assigns, the principal amount of One Million One Hundred Thousand Dollars ($1,100,000) on July 2, 2013, with interest computed and payable as set forth in the Note Purchase Agreement (defined below); provided that in no event shall the amount payable as interest on this Note exceed the highest lawful rate permissible under any law applicable hereto.  Payments of principal, premium, if any, and interest hereon shall be made in lawful money of the United States of America by the method and at the address for such purpose specified in the Note Purchase Agreement, and such payments shall be overdue for purposes hereof if not made on the scheduled date of payment therefor, without giving effect to any applicable grace period.

This Note is issued pursuant to that certain Note Purchase Agreement dated July 2, 2010 (the “Note Purchase Agreement”) between the Company and the Holder, and the Holder or its registered assigns are entitled to the benefits of the Note Purchase Agreement and the other documents referred to in the Note Purchase Agreement, including without limitation, the Security Agreement and the Registration Rights Agreement, and may enforce the agreements contained therein and exercise the remedies provided for thereby or otherwise available in respect thereof, all in accordance with the terms thereof.  Capitalized terms used herein without definition have the meanings ascribed to them in the Note Purchase Agreement.

1.           General.

1.1.           Assignment.  This Note and all rights hereunder are transferable, in whole or in part, at the office or agency of the Company by the Holder or its agent or attorney upon surrender of this Note together with the Assignment Form attached hereto as Exhibit A, properly endorsed.

1.2.           Certain Waivers.  The parties hereto hereby waive presentment, demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance or enforcement of this Note.

1.3.           Governing Law.  This Note shall be construed in accordance with and governed by the domestic substantive laws of the State of Illinois without giving effect to any choice of law or conflicts of law provision or rule that would cause the application of domestic substantive laws of any other jurisdiction.

1.4.           Notices.  All notices, requests, consents and other communications hereunder shall be in writing and shall be delivered in accordance with the Note Purchase Agreement.

1.5.           Replacement.  Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Note and, in the case of any such loss, theft or destruction of this Note, upon receipt of an indemnity reasonably satisfactory to the Company or, in the case of any such mutilation, upon the surrender and cancellation of this Note, the Company, at its expense, shall execute and deliver, in lieu thereof, a new Note of like tenor and dated the date of such lost, stolen, destroyed or mutilated Note, and following such execution and delivery this Note shall not be deemed to be an outstanding Note.

1.6.           Amendment.  Any term of this Note may be amended only with the written consent of the Company and the Holder.

[signature page follows]

IN WITNESS WHEREOF, the Company has executed this Note as of the date first above written.

STEELCLOUD, INC.

By:	/s/ Brian H. Hajost
Name:	Brian H. Hajost
Title:	President & CEO

EXHIBIT A

ASSIGNMENT FORM

(To assign the foregoing Note, execute
this form and supply the required information.)

FOR VALUE RECEIVED, the foregoing Note and all rights evidenced thereby are hereby assigned to

_______________________________________________________________________ whose address is

________________________________________________________________________________

________________________________________________________________________________

Dated:  ______________, _______

Holder’s Name:

Signature of Holder
or Authorized Signatory:

Title (if applicable):

Holder’s Address:

Signature Guaranteed:  ______________________________________________________________

NOTE:  The signature to this Assignment Form must correspond with the name as it appears on the face of the Note, without alteration or enlargement or any change whatsoever, and must be guaranteed by a bank or trust company.  Officers of corporations and those acting in a fiduciary or other representative capacity should file proper evidence of authority to assign the foregoing Note.